UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

Kirby Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-7615 (Commission File Number)	75-1884980 (IRS Employer Identification No.)

55 Waugh Drive, Suite 1000
Houston, Texas 77007
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
2000 Nonemployee Director Compensation Program
2000 Nonemployee Director Stock Option Plan
Form of Nonincentive Stock Option Agreement
Form of Nonincentive Stock Option Agreement
Form of Nonincentive Stock Option Agreement
Form of Restricted Stock Agreement
Form of Restricted Stock Agreement

Item 1.01. Entry into a Material Definitive Agreement.

     The Company’s annual incentive plan is based on the achievement of three equally weighted performance measures by each of the Company’s three business groups – inland marine transportation, diesel engine services and offshore marine transportation – and by the Company as a whole. The three performance measures are EBITDA (net earnings before interest expense, taxes on income, depreciation and amortization), return on total capital and earnings per share.

     On March 3, 2005, the Board of Directors of Kirby approved a budget for 2005, including objectives for each of the three performance measures for the year. On March 2, 2005, the Compensation Committee of the Board set the target bonuses for 2005 for participants in the annual incentive plan, including target bonuses at the following percentages of base salary for the five executive officers named in Kirby’s 2005 proxy statement:

Joseph H. Pyne President and Chief Executive Officer	90%

C. Berdon Lawrence Chairman of the Board	90%

Steven P. Valerius President of Kirby Inland Marine, LP	70%

Norman W. Nolen Executive Vice President and Chief Financial Officer	70%

Mark R. Buese Senior Vice President-Administration	70%

     There is a range of possible bonuses under the plan, with no bonus earned unless at least 80% of the target performance is achieved and a maximum possible award of 200% of the target bonus if 120% of the target performance is achieved. Seventy-five percent of each participant’s bonus is based on the achievement of the target performance by the Company and its business groups for the year and 25% of each participant’s bonus is allocated based on a discretionary assessment of individual performance for the year.

     On March 2, 2005, the Compensation Committee granted performance awards under Kirby’s 2002 Stock and Incentive Plan to three of the executive officers named in Kirby’s 2005 proxy statement, Joseph H. Pyne, Steven P. Valerius and Norman W. Nolen. The awards are based on a three-year performance period beginning January 1, 2005. The target amounts established for the three executive officers are $970,000 for Mr. Pyne, $276,200 for Mr. Valerius and $242,100 for Mr. Nolen. The percentage of the target award paid at the end of the performance period will be based on Kirby’s achievement on a cumulative basis for the three-year period of the objective levels of EBITDA, return on total capital and earnings per share established under its annual incentive bonus plan. The officers will be paid the target amount if 100% of the objective performance measures is achieved over the three-year period. The payment can range from zero if less than 80% of the objective performance measures is achieved to a maximum of 200% of the target award for the achievement of 130% or more of the objective performance measures.

     On March 3, 2005, the Board of Directors of the Company amended the Company’s 2000 Nonemployee Director Compensation Program (the “Program”) and 2000 Nonemployee Director Stock Option Plan (the “Plan”) to increase the annual director fee from $20,000 to $24,000, to increase the fee for each Board meeting attended from $1,000 to $1,250, to increase the annual retainer for the Chairman of the Audit Committee from $10,000 to $15,000 and to provide for an automatic grant of 500 shares of restricted stock to all nonemployee directors immediately after each annual meeting of stockholders. The amendments will be effective April 26, 2005. Copies of the Program and the Plan, as amended, and the forms of stock option and restricted stock agreements that evidence grants of options and restricted stock under the Plan are included as exhibits to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Exhibit
10.1	2000 Nonemployee Director Compensation Program

10.2	2000 Nonemployee Director Stock Option Plan

10.3	Form of Nonincentive Stock Option Agreement

10.4	Form of Nonincentive Stock Option Agreement

10.5	Form of Nonincentive Stock Option Agreement

10.6	Form of Restricted Stock Agreement

10.7	Form of Restricted Stock Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION
By:	/s/ NORMAN W. NOLEN
Norman W. Nolen
Executive Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2005

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	2000 Nonemployee Director Compensation Program

10.2	2000 Nonemployee Director Stock Option Plan

10.3	Form of Nonincentive Stock Option Agreement

10.4	Form of Nonincentive Stock Option Agreement

10.5	Form of Nonincentive Stock Option Agreement

10.6	Form of Restricted Stock Agreement

10.7	Form of Restricted Stock Agreement